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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 16, 2003


                   KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.

               (Exact name of registrant as specified in charter)



       Delaware                        333-44634                  75-2287683
(State of Incorporation)          (Commission File No.)         (IRS Employer
                                                             Identification No.)


                          2435 North Central Expressway
                             Richardson, Texas 75080
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (972) 699-4062



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
Item 5.   Other Events.

     On October 16, 2001, Kaneb Pipe Line Operating Partnership, L.P., a Delaware limited partnership (the "Registrant"), filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (Registration No. 333-71638) (the "Registration Statement"). The Commission declared the Registration Statement effective on October 22, 2001.

     On  February  15,  2002  the  Registrant   issued  in  a  public   offering
$250,000,000 aggregate principal amount of 7.750% Senior Unsecured Notes due 2012 (the " 2012 Notes").

     The 2012 Notes were issued pursuant to an indenture, dated February 21, 2002, relating to senior debt securities (the "Senior Indenture", filed with the Commission on February 21, 2002 on Form 8-K), between the Registrant and JPMorgan Chase Bank as Trustee (the "Trustee"), as supplemented by a First Supplemental Indenture, dated as of February 21, 2002 (filed with the Commission on February 21, 2002 on Form 8-K), a Second Supplemental Indenture, dated August 9, 2002, between the Registrant, Statia Terminals Canada Partnership and the Trustee, and a Third Supplemental Indenture, dated May 16, 2003, between the Registrant, Statia Terminals Canada Partnership and the Trustee.

     On May 27, 2003 the Registrant issued in a public offering $250,000,000 aggregate principal amount of 5.875% Senior Unsecured Notes due 2013 (the "2013 Notes"). The 2013 Notes were issued pursuant to a Fourth Supplemental Indenture, dated May 27, 2003, between the Registrant and the Trustee.

     The Second Supplemental Indenture, Third Supplemental Indenture and Fourth Supplemental Indenture are attached hereto as Exhibits 4.1, 4.2, and 4.3 respectively and are hereby incorporated into the Registration Statement by reference.


Item 7. Financial Statements and Exhibits.


     (c)  Exhibits.

          4.1 Second Supplemental Indenture, dated as of August 9, 2002, between the Registrant, Statia Terminals Canada Partnership and JPMorgan Chase Bank, as trustee, relating to the Registrant's 7.750% Senior Unsecured Notes due 2012.

          4.2 Third Supplemental Indenture, dated as of May 16, 2003, between the Registrant, Statia Terminals Canada Partnership and JPMorgan Chase Bank, as trustee, relating to the Registrant's 7.750% Senior Unsecured Notes due 2012.

          4.3 Fourth Supplemental Indenture, dated as of May 27, 2003, between the Registrant and JPMorgan Chase Bank, as trustee, relating to the Registrant's 5.875% Senior Unsecured Notes due 2013.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      KANEB PIPE LINE OPERATING
                                      PARTNERSHIP, L.P.

                                      By: Kaneb Pipe Line Company LLC,
                                          General Partner

                                           //s//
Dated May 28, 2003                    ------------------------------------------
                                      Ronald D. Scoggins
                                      Senior Vice President